EXHIBIT 99.01

FOR IMMEDIATE RELEASE

Contact:

Greg Wood

Chief Financial Officer

Liberate Technologies

(650) 645-4003

gwood@liberate.com

LIBERATE ANNOUNCES FINANCIAL RESULTS FOR QUARTER ENDED
NOVEMBER 30, 2004

Conference Call January 10, 2005, at 2:00 p.m. Pacific Time

SAN MATEO, Calif., January 10, 2005 — Liberate Technologies (Pink Sheets: LBRT), a leading provider of software for digital cable systems, announced financial results for its second fiscal quarter ended November 30, 2004.

Liberate’s revenues for its second fiscal quarter were $0.6 million, compared to $1.2 million for the same quarter of the prior fiscal year.  The net loss for the quarter was $8.1 million, or $0.08 per share, compared to a loss of $8.5 million, or $0.08 per share, for the same quarter of the prior fiscal year.

As of November 30, 2004, Liberate had cash and cash equivalents of $208.0 million, a decrease of $2.0 million during the quarter.  In addition to cash and cash equivalents, the Company had $10.7 million in restricted cash held as security for office leases. During the quarter, Liberate collected $4.5 million of non-refundable payments for contract fees and monthly subscription fees from customers pursuant to its subscription license agreements. Revenue under such agreements is being deferred until future obligations for product delivery and product updates have been met.

Earlier today, Liberate announced it had reached agreement to sell substantially all of the assets of its North American business to Double C Technologies, LLC, a joint venture majority owned and controlled by Comcast Corporation with a minority investment by Cox Communications, Inc., for consideration of approximately $82 million.  The agreement will not become effective until the dismissal of Liberate’s bankruptcy appeal, which Liberate has agreed to actively pursue. To that end, today Liberate is filing a motion in the U.S. District Court for the Northern District of California to dismiss the appeal of its bankruptcy case dismissal.  The agreement is also subject to Liberate shareholder approval, Hart-Scott-Rodino antitrust approval, and other customary closing conditions.

“Over the past two years, we have worked hard to restructure the Company and resolve outstanding liabilities and other uncertainties,” said David Lockwood, Chairman and CEO of Liberate.  “Today’s announcement of the purchase of our North American business by industry leaders Comcast and Cox demonstrates the strategic importance of the technology we have built and our commitment to deliver value to shareholders.”

Conference Call

Liberate has scheduled a conference call on January 10, 2005, at 2:00 p.m. Pacific Time to discuss its second quarter fiscal 2005 financial results.  The call-in number is 888-882-0142. A replay of the call will be available until January 17, 2005 on either 402-977-9140 or 800-633-8284, reservation code 21226844. The conference call can also be accessed via live webcast at Liberate’s website (www.liberate.com) and will remain available for replay.

About Liberate Technologies

Liberate Technologies is a leading provider of software for digital cable systems.  Based on industry standards, Liberate’s software enables cable operators to run multiple services — including interactive programming guides, high-definition television, video on demand, personal video recorders and games — on multiple platforms.  Headquartered in San Mateo, California, Liberate has offices in Ontario, Canada, and the United Kingdom.

Liberate and the Liberate design are registered trademarks of Liberate Technologies.  Other product names used in association with these registered trademarks are trademarks of Liberate Technologies.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Those statements above that involve expectations or intentions (such as those related to the announced asset sale and future business or financial performance) are forward-looking statements, within the meaning of the U.S. securities laws, that involve risks and uncertainties and are not guarantees of future performance.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: future decisions by governmental, regulatory or judicial bodies (including with respect to the U.S. District Court for the Northern District of California dismissal of the appeal of Liberate’s bankruptcy dismissal); uncertainty in the market for interactive television services and dependence on a limited number of cable network operators; business disruption resulting from the announcement of the asset sale; uncertainties related to litigation; and other risks outlined in Liberate’s filings with the Securities and Exchange Commission. Liberate disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

LIBERATE WILL FILE A PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED ASSET SALE WITH THE SECURITIES AND EXCHANGE COMMISSION.  INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE PROPOSED ASSET SALE.  YOU WILL BE ABLE TO OBTAIN THE DOCUMENTS FILED WITH THE SEC FREE OF CHARGE AT THE WEB SITE MAINTAINED BY THE SEC AT WWW.SEC.GOV.  IN ADDITION, YOU MAY OBTAIN DOCUMENTS FILED WITH THE SEC BY LIBERATE FREE OF CHARGE BY REQUESTING THEM IN WRITING FROM LIBERATE, 2655 CAMPUS DRIVE, SUITE 250, SAN MATEO, CA 04403, ATTENTION: INVESTOR RELATIONS, OR BY TELEPHONE AT (650) 645-4000.   LIBERATE AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM LIBERATE’S STOCKHOLDERS.  A LIST OF THE NAMES OF THOSE DIRECTORS AND EXECUTIVE OFFICERS AND DESCRIPTIONS OF THEIR INTERESTS IN LIBERATE IS CONTAINED IN LIBERATE’S PROXY STATEMENT DATED SEPTEMBER 13, 2004, WHICH IS FILED WITH THE SEC.  STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE INTERESTS OF THE DIRECTORS AND EXECUTIVE OFFICERS IN THIS TRANSACTION BY READING THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE.

LIBERATE TECHNOLOGIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

Unaudited

	November 30, 2004	May 31, 2004

Assets
Current assets:
Cash and cash equivalents	$207,987	$215,877
Accounts receivable, net	3,561	3,143
Prepaid expenses and other current assets	1,552	1,817
Total current assets	213,100	220,837
Property and equipment, net	1,775	1,851
Deferred costs related to warrants	1,791	3,583
Restricted cash	10,741	10,869
Other assets	36	268
Total assets	$227,443	$237,408

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,996	$3,102
Accrued liabilities	18,967	16,384
Accrued payroll and related expenses	958	685
Short-term borrowing from bank	—	608
Deferred revenues	4,391	6,137
Total current liabilities	27,312	26,916
Long-term excess facilities charges	20,022	19,140
Long-term deferred revenues	8,114	—
Other long-term liabilities	2,416	2,416
Total liabilities	57,864	48,472

Commitments and contingencies Stockholders’ equity:
Common stock	1,057	1,055
Contributed and paid-in-capital	1,502,994	1,503,113
Deferred stock-based compensation	(7,384)	(8,453)
Accumulated other comprehensive loss	(1,960)	(2,112)
Accumulated deficit	(1,325,128)	(1,304,667)
Total stockholders’ equity	169,579	188,936
Total liabilities and stockholders’ equity	$227,443	$237,408

LIBERATE TECHNOLOGIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

Unaudited

	Three months ended		Six months ended
	November 30, 2004	November 30, 2003	November 30, 2004	November 30, 2003
Revenues:
License and royalty	$(490)	$(697)	$(271)	$(1,621)
Service	1,122	1,885	2,051	4,354
Total revenues	632	1,188	1,780	2,733
Cost of revenues:
License and royalty	18	208	34	359
Service	893	1,368	2,272	2,811
Total cost of revenues	911	1,576	2,306	3,170
Gross loss	(279)	(388)	(526)	(437)
Operating expenses:
Research and development	3,757	3,647	7,599	7,314
Sales and marketing	703	1,004	1,304	2,433
General and administrative	3,057	4,479	6,808	8,660
Amortization of deferred costs related to warrants	—	1,027	—	1,831
Restructuring costs	—	881	—	1,361
Amortization and impairment of goodwill and intangible assets	—	—	—	22
Impairment of deferred costs related to warrants	—	4,969	—	4,969
Amortization of deferred stock-based compensation	—	—	—	10
Excess facilities charges and related asset impairment	1,206	593	5,622	593
Total operating expenses	8,723	16,600	21,333	27,193
Loss from operations	(9,002)	(16,988)	(21,859)	(27,630)
Interest income, net	624	573	1,171	1,190
Other income (expense), net	343	(173)	282	(548)
Loss from continuing operations before income tax provision	(8,035)	(16,588)	(20,406)	(26,988)
Income tax provision	97	—	135	103
Loss from continuing operations	(8,132)	(16,588)	(20,541)	(27,091)
Loss from discontinued operations	—	(992)	—	(3,075)
Gain on sale of discontinued operations	—	9,037	80	9,037
Net loss	$(8,132)	$(8,543)	$(20,461)	$(21,129)
Basic and diluted income(loss) per share:
Continuing operations	$(0.08)	$(0.16)	$(0.19)	$(0.26)
Discontinued operations, basic	$—	$0.08	$—	$0.06
Discontinued operations, diluted	$—	$0.07	$—	$0.06
Basic and diluted net loss per share	$(0.08)	$(0.08)	$(0.19)	$(0.20)
Shares used in computing basic and diluted net loss per share	105,742	104,515	105,683	104,248
Shares used in computing diluted net gain per share from discontinued operations	105,742	108,304	105,683	108,395

LIBERATE TECHNOLOGIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

Unaudited

	Three months ended
	November 30, 2004	August 31, 2004	May 31, 2004	February 29, 2004
Revenues:
License and royalty	$(490)	$219	$1,412	$(54)
Service	1,122	929	2,765	1,756
Total revenues	632	1,148	4,177	1,702
Cost of revenues:
License and royalty	18	16	32	206
Service	893	1,379	957	1,549
Total cost of revenues	911	1,395	989	1,755
Gross margin	(279)	(247)	3,188	(53)
Operating expenses:
Research and development	3,757	3,842	3,989	5,022
Sales and marketing	703	601	(129)	703
General and administrative	3,057	3,751	1,260	3,667
Amortization of deferred costs related to warrants	—	—	—	—
Restructuring costs	—	—	(41)	86
Excess facilities charges and related asset impairment	1,206	4,416	3,429	—
Total operating expenses	8,723	12,610	8,508	9,478
Loss from operations	(9,002)	(12,857)	(5,320)	(9,531)
Interest income, net	624	547	530	504
Other income (expense), net	343	(61)	(106)	1,184
Loss from continuing operations before income tax provision	(8,035)	(12,371)	(4,896)	(7,843)
Income tax provision (benefit)	97	38	157	(122)
Loss from continuing operations	(8,132)	(12,409)	(5,053)	(7,721)

Loss from discontinued operations	—	—	—	—

Gain on sale of discontinued operations	—	80	252	249
Net loss	$(8,132)	$(12,329)	$(4,801)	$(7,472)
Basic and diluted income (loss) per share:
Continuing operations	$(0.08)	$(0.12)	$(0.05)	$(0.07)
Discontinued operations, basic	$—	$—	$—	$—
Discontinued operations, diluted	$—	$—	$—	$—
Basic and diluted net loss per share	$(0.08)	$(0.12)	$(0.05)	$(0.07)
Shares used in computing basic net loss per share	105,742	105,623	105,495	105,204